EXHIBIT 99
                             STAY IN PLACE AGREEMENT

                                       OF

                                JAMES E. DOUBLES

            This Stay in Place Agreement (the "Agreement") between TSI Incorporated, a Minnesota corporation (the "Company"), and James E. Doubles (the "Executive") is effective as of June 16, 1999.

                                   BACKGROUND

            A. The Company believes it is in its best interests and its stockholders' best interests to retain the services of the Executive in the event of a threat or occurrence of a Change in Control (as defined in Section
2.1 below) and to ensure his continued dedication and efforts in such event.

            B. In order to induce the Executive to remain an employee of the Company, particularly in the event of a threat or the occurrence of a Change in Control, the Company desires to enter into this Agreement with the Executive to provide him with certain benefits if a Constructive Discharge, as defined in
Section 2.2 below, or a Termination Without Good Cause, as defined in Section
2.3 below, occurs within two years following a Change in Control of the Company.

                                    AGREEMENT

            In consideration of the foregoing premises and the covenants contained in this Agreement, the parties agree as follows:

            1. TERM OF AGREEMENT. Subject to the conditions set forth in Section 4, this Agreement shall continue until December 31, 2000; provided, however, that if a Change in Control occurs on or before December 31, 2000, this Agreement shall continue in full force and effect for two years thereafter.

            2. DEFINITIONS.

                        2.1 CHANGE IN CONTROL. For the purposes of this
            Agreement, "Change in Control" shall mean any one of the following:

                        (a) a "Change in Control" of the Company of a nature
            that would be required to be reported in response to Item 6(e) of
            Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                        (b) the sale, lease, transfer, conveyance or other
            disposition (pursuant to a sale of assets, a merger or consolidation or similar transaction, in one or a series of related transactions, of all or substantially all of the assets of the Company taken as a whole to any "person" (as defined below)) or a merger, consolidation or similar transaction to which the Company is a party if, following the effective date of such merger, consolidation or similar transaction, the individuals and entities who were stockholders of the Company, as applicable, immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act) of less than 50% of the combined voting power of the surviving corporation following the effective date of such merger or consolidation;

                        (c) any "person" (as such term is used in Sections 13(d)
            and 14(d) of the Exchange Act) that, as of the date hereof, does not own 30% or more of the Company and becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange
            Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the applicable entity;

                        (d) any "person" (as such is used in Sections 13(d) and
            14(d) of the Exchange Act) becomes, through or pursuant to a "tender offer," as that term is used in the Exchange Act and Regulations promulgated by the Securities and Exchange Commission thereunder, the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the applicable entity;

                        (e) a majority of the Board of Directors is not made up
            of individuals who are members of the Board of Directors as of the effective date of this Agreement;

                        (f) the adoption by the Company of a plan providing for
            the liquidation or dissolution of the Company.

                        2.2 CONSTRUCTIVE DISCHARGE. A "Constructive Discharge"
            will be deemed to have occurred if, after a Change in Control: (a) the Company, its successors or assigns, assigns the Executive a position, duties, responsibilities or status that are less desirable to the Executive than the Executive's position, duties, responsibilities and/or status immediately prior to the Change in Control; (b) there is an adverse change in the titles or offices the Executive held immediately prior to the Change in Control; (c) the Company, its successors or assigns, relocates the Executive to a location that is more than 30 miles from the Company's current headquarters in Shoreview, Minnesota; (d) the Company reduces the Executive's base salary, cash or stock performance bonus, or fringe benefits or fails to pay the Executive any material compensation or benefits to which the Executive is entitled within ten days of the date due; or (e) the Company breaches any of its obligations under this Agreement or any other Agreement with the Executive.

                        2.3 TERMINATION WITHOUT GOOD CAUSE. For purposes of this
            Agreement, "Termination Without Good Cause" shall be deemed to exist if after a Change in Control the Executive is terminated by the Company for any reason other than "Good Cause." "Good Cause" shall be deemed to be (a) the conviction of the Executive, by a court of competent jurisdiction, of a felony committed by the executive during the term of this Agreement; (b) the written confession by the Executive of a felony committed during the term of this Agreement; or (c) the conviction of or written confession by the Executive to the embezzlement or misappropriation of funds of the Company, which embezzlement or misappropriation was committed by the Executive during the term of this Agreement.

                        2.4 SUCCESSORS AND ASSIGNS. For purposes of this
            Agreement, "Successors and Assigns" shall mean a corporation or other entity or person acquiring all or substantially all the stock, assets, and/or business of the Company (including this Agreement) whether by agreement, operation of law, or otherwise.

            3. MANDATORY PAYMENTS. If a Constructive Discharge or Termination Without Good Cause occurs within two years following a Change in Control, the Company, its successors or assigns, shall pay the Executive the full amount of the accrued but unpaid salary and fringe benefits he has earned through his last day of employment plus a cash bonus equal to a pro rata portion of 20% of salary, plus a cash payment (calculated on the basis of his rate of salary then in effect) for all unused vacation time which he may have accrued and any unpaid reimbursement expenses he is entitled to receive as of his last day of employment. In addition, if a Constructive Discharge or Termination Without Good Cause occurs within one year of the

Change in Control, the Company shall make a severance payment to the Executive equal to twice the then current annual salary and fringe benefits plus cash bonus equal to 40% of that annual salary, or if a Constructive Discharge or Termination Without Good Cause occurs more than one year but less than two years following the Change in Control, the Company shall make a severance payment to the Executive equal to the then current annual salary and fringe benefits plus cash bonus equal to 20% of that annual salary. All of the above amounts (except for unpaid salary and vacation which shall be paid immediately) shall be paid to the Executive within 30 days of his last day of employment. The Company's obligation to make these payments to the Executive is subject to fulfillment of all the conditions described in Section 4.

            4. CONDITIONS PRECEDENT TO PAYMENT OF COMPENSATION. Payments of the compensation under Section 3 is contingent on the Executive satisfying both of the following conditions: (a) the Executive does not voluntarily resign his employment (absent a Constructive Discharge that arises after a Change in Control occurs), and (b) after a Change in Control occurs, the Executive does not have his employment Terminated for Good Cause.

            5. RESTRICTIVE COVENANTS.

                        5.1 NONCOMPETITION. Executive agrees that, as a
            condition of receiving benefits under this Agreement, he/she will not, without prior written consent of the Company which will not be unreasonably withheld, render service directly or indirectly to any competing organization, wherever located, for a period of 18 months following the Date of Constructive Discharge or Termination Without Good Cause, in connection with the design, implementation, development, manufacture, marketing, sale, merchandising, leasing, servicing or promotion of any product, process, system or service of any person, firm, corporation, organization other than Company, in existence or under development, which utilizes a trade secret, competes with, or has a usage allied to, a product, process, system, or service produced, developed, or used by Company. Executive agrees that violation of this covenant not to compete with Company shall be considered a breach of this Agreement.

                        5.2 CONFIDENTIALITY. Executive further agrees and
            acknowledges his/her existing obligations that at all times during and subsequent to his/her employment with Company, he/she will not divulge or appropriate to his/her own use or the uses of others any trade secret or Company confidential information pertaining to the business of Company, or any of its subsidiaries, obtained during his/her employment by Company or any of its subsidiaries.

                        5.3 NONSOLICITATION OF EMPLOYEES. Executive further
            agrees that, during his/her employment with Company and for a period of 18 months following the Date of Constructive Discharge or Termination Without Good Cause, Executive will not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any employee, current or future, of Company to leave Company for any reason whatsoever, or hire any current or future employee of Company without the Company's prior written consent.

                        5.4 COOPERATION. Notwithstanding the foregoing,
            Executive agrees to cooperate, for a period up to four months, to the extent reasonably requested by Company, in an orderly transfer of the responsibilities of Executive to his/her successor. Unless otherwise agreed by Company and Executive, such cooperation shall consist of consulting services only at a rate of six days per month for the first two months and three days per month for the last two months and shall not require full-time employment. Any reasonable expenses incurred by Executive in connection with such services shall be advanced or reimbursed to Executive, as the parties may agree.

                        5.5 ACKNOWLEDGEMENT OF PERFORMANCE. Executive
            acknowledges that irreparable damage would occur to the Company in the event any of the provisions of this Section 5 were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Section 5 and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States of America or any state thereof, in addition to any other remedy to which the Company may be entitled at law or in equity.

            6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Company, its Successors and Assigns, and the Company shall require any Successors and Assigns to expressly assume and agree to perform the Company's obligation under this Agreement. Neither this Agreement nor any right or interest thereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal representative.

            7. NOTICES. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, to the recipient at the address indicated below:

            To the Company:

                                    TSI Incorporated
                                    500 Cardigan Road
                                    P.O. Box 64394
                                    St. Paul, MN 55164-0394
                                    Attention:  Human Resource Department


            To the Executive:

                                    James E. Doubles
                                    9055 N 55 St.
                                    Lake Elmo, MN 55042

or such other address or to the attention of such other persons as the recipient party shall have specified by prior written notice to the sending party.

            8. WAIVER. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

             9. GOVERNING LAW; PAYMENT OF EXPENSES. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota without giving effect to the conflict of laws principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in Ramsey County in the State of Minnesota. If it is determined that any party has acted in bad faith in bringing or defending its rights hereunder, such party shall reimburse the prevailing party its expenses in bringing or defending such action, including reasonable legal fees.

             10. SEVERABILITY. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted from this Agreement and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect. The Executive acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement be given the construction which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.

            11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings, and arrangements, oral or written, between the parties hereto with respect to the subject matter covered by this Agreement.

            The parties have executed this Agreement on August 17, 1999, effective as of the day and year first above written.


                         TSI INCORPORATED



                         By   /s/ Kenneth J. Roering
                              ----------------------
                                  Kenneth J. Roering
                                  Chairman of the Committee of Outside Directors



                                      /S/ James E. Doubles
                         -------------------------------------------------------
                                          James E. Doubles

Exhibit
                             STAY IN PLACE AGREEMENT

                                       OF

                                LOWELL D. NYSTROM

            This Stay in Place Agreement (the "Agreement") between TSI Incorporated, a Minnesota corporation (the "Company"), and Lowell D. Nystrom (the "Executive") is effective as of June 16, 1999.

                                   BACKGROUND

            A. The Company believes it is in its best interests and its stockholders' best interests to retain the services of the Executive in the event of a threat or occurrence of a Change in Control (as defined in Section
2.1 below) and to ensure his continued dedication and efforts in such event.

            B. In order to induce the Executive to remain an employee of the Company, particularly in the event of a threat or the occurrence of a Change in Control, the Company desires to enter into this Agreement with the Executive to provide him with certain benefits if a Constructive Discharge, as defined in
Section 2.2 below, or a Termination Without Good Cause, as defined in Section
2.3 below, occurs within two years following a Change in Control of the Company.

                                    AGREEMENT

            In consideration of the foregoing premises and the covenants contained in this Agreement, the parties agree as follows:

            1. TERM OF AGREEMENT. Subject to the conditions set forth in Section 4, this Agreement shall continue until December 31, 2000; provided, however, that if a Change in Control occurs on or before December 31, 2000, this Agreement shall continue in full force and effect for two years thereafter.

            2. DEFINITIONS.

                        2.1 CHANGE IN CONTROL. For the purposes of this
            Agreement, "Change in Control" shall mean any one of the following:

                        (a) a "Change in Control" of the Company of a nature
            that would be required to be reported in response to Item 6(e) of
            Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                        (b) the sale, lease, transfer, conveyance or other
            disposition (pursuant to a sale of assets, a merger or consolidation or similar transaction, in one or a series of related transactions, of all or substantially all of the assets of the Company taken as a whole to any "person" (as defined below)) or a merger, consolidation or similar transaction to which the Company is a party if, following the effective date of such merger, consolidation or similar transaction, the individuals and entities who were stockholders of the Company, as applicable, immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act) of less than 50% of the combined voting power of the surviving corporation following the effective date of such merger or consolidation;

                        (c) any "person" (as such term is used in Sections 13(d)
            and 14(d) of the Exchange Act) that, as of the date hereof, does not own 30% or more of the Company and becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange
            Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the applicable entity;

                        (d) any "person" (as such is used in Sections 13(d) and
            14(d) of the Exchange Act) becomes, through or pursuant to a "tender offer," as that term is used in the Exchange Act and Regulations promulgated by the Securities and Exchange Commission thereunder, the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the applicable entity;

                        (e) a majority of the Board of Directors is not made up
            of individuals who are members of the Board of Directors as of the effective date of this Agreement;

                        (f) the adoption by the Company of a plan providing for
            the liquidation or dissolution of the Company.

                        2.2 CONSTRUCTIVE DISCHARGE. A "Constructive Discharge"
            will be deemed to have occurred if, after a Change in Control: (a) the Company, its successors or assigns, assigns the Executive a position, duties, responsibilities or status that are less desirable to the Executive than the Executive's position, duties, responsibilities and/or status immediately prior to the Change in Control; (b) there is an adverse change in the titles or offices the Executive held immediately prior to the Change in Control; (c) the Company, its successors or assigns, relocates the Executive to a location that is more than 30 miles from the Company's current headquarters in Shoreview, Minnesota; (d) the Company reduces the Executive's base salary, cash or stock performance bonus, or fringe benefits or fails to pay the Executive any material compensation or benefits to which the Executive is entitled within ten days of the date due; or (e) the Company breaches any of its obligations under this Agreement or any other Agreement with the Executive.

                        2.3 TERMINATION WITHOUT GOOD CAUSE. For purposes of this
            Agreement, "Termination Without Good Cause" shall be deemed to exist if after a Change in Control the Executive is terminated by the Company for any reason other than "Good Cause." "Good Cause" shall be deemed to be (a) the conviction of the Executive, by a court of competent jurisdiction, of a felony committed by the executive during the term of this Agreement; (b) the written confession by the Executive of a felony committed during the term of this Agreement; or (c) the conviction of or written confession by the Executive to the embezzlement or misappropriation of funds of the Company, which embezzlement or misappropriation was committed by the Executive during the term of this Agreement.

                        2.4 SUCCESSORS AND ASSIGNS. For purposes of this
            Agreement, "Successors and Assigns" shall mean a corporation or other entity or person acquiring all or substantially all the stock, assets, and/or business of the Company (including this Agreement) whether by agreement, operation of law, or otherwise.

            3. MANDATORY PAYMENTS. If a Constructive Discharge or Termination Without Good Cause occurs within two years following a Change in Control, the Company, its successors or assigns, shall pay the Executive the full amount of the accrued but unpaid salary and fringe benefits he has earned through his last day of employment plus a cash bonus equal to a pro rata portion of 15% of salary, plus a cash payment (calculated on the basis of his rate of salary then in effect) for all unused vacation time which he may have accrued and any unpaid reimbursement expenses he is entitled to receive as of his last day of employment. In addition, if a Constructive Discharge or Termination Without Good Cause occurs within one year of the

Change in Control, the Company shall make a severance payment to the Executive equal to the then current annual salary and fringe benefits plus cash bonus equal to 15% of that annual salary, or if a Constructive Discharge or Termination Without Good Cause occurs more than one year but less than two years following the Change in Control, the Company shall make a severance payment to the Executive equal to one-half the then current annual salary and fringe benefits plus cash bonus equal to 7 1/2% of that annual salary. All of the above amounts (except for unpaid salary and vacation which shall be paid immediately) shall be paid to the Executive within 30 days of his last day of employment. The Company's obligation to make these payments to the Executive is subject to fulfillment of all the conditions described in Section 4.

            4. CONDITIONS PRECEDENT TO PAYMENT OF COMPENSATION. Payments of the compensation under Section 3 is contingent on the Executive satisfying both of the following conditions: (a) the Executive does not voluntarily resign his employment (absent a Constructive Discharge that arises after a Change in Control occurs), and (b) after a Change in Control occurs, the Executive does not have his employment Terminated for Good Cause.

            5. RESTRICTIVE COVENANTS.

                        5.1 NONCOMPETITION. Executive agrees that, as a
            condition of receiving benefits under this Agreement, he/she will not, without prior written consent of the Company which will not be unreasonably withheld, render service directly or indirectly to any competing organization, wherever located, for a period of 9 months following the Date of Constructive Discharge or Termination Without Good Cause, in connection with the design, implementation, development, manufacture, marketing, sale, merchandising, leasing, servicing or promotion of any product, process, system or service of any person, firm, corporation, organization other than Company, in existence or under development, which utilizes a trade secret, competes with, or has a usage allied to, a product, process, system, or service produced, developed, or used by Company. Executive agrees that violation of this covenant not to compete with Company shall be considered a breach of this Agreement.

                        5.2 CONFIDENTIALITY. Executive further agrees and
            acknowledges his/her existing obligations that at all times during and subsequent to his/her employment with Company, he/she will not divulge or appropriate to his/her own use or the uses of others any trade secret or Company confidential information pertaining to the business of Company, or any of its subsidiaries, obtained during his/her employment by Company or any of its subsidiaries.

                        5.3 NONSOLICITATION OF EMPLOYEES. Executive further
            agrees that, during his/her employment with Company and for a period of 9 months following the Date of Constructive Discharge or Termination Without Good Cause, Executive will not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any employee, current or future, of Company to leave Company for any reason whatsoever, or hire any current or future employee of Company without the Company's prior written consent.

                        5.4 COOPERATION. Notwithstanding the foregoing,
            Executive agrees to cooperate, for a period up to four months, to the extent reasonably requested by Company, in an orderly transfer of the responsibilities of Executive to his/her successor. Unless otherwise agreed by Company and Executive, such cooperation shall consist of consulting services only at a rate of six days per month for the first two months and three days per month for the last two months and shall not require full-time employment. Any reasonable expenses incurred by Executive in connection with such services shall be advanced or reimbursed to Executive, as the parties may agree.

                        5.5 ACKNOWLEDGEMENT OF PERFORMANCE. Executive
            acknowledges that irreparable damage would occur to the Company in the event any of the provisions of this Section 5 were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Section 5 and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States of America or any state thereof, in addition to any other remedy to which the Company may be entitled at law or in equity.

            6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Company, its Successors and Assigns, and the Company shall require any Successors and Assigns to expressly assume and agree to perform the Company's obligation under this Agreement. Neither this Agreement nor any right or interest thereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal representative.

            7. NOTICES. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, to the recipient at the address indicated below:

            To the Company:

                                    TSI Incorporated
                                    500 Cardigan Road
                                    P.O. Box 64394
                                    St. Paul, MN 55164-0394
                                    Attention:  Human Resource Department


            To the Executive:

                                    Lowell D. Nystrom
                                    988 Brenner Ave
                                    Roseville, MN 55113

or such other address or to the attention of such other persons as the recipient party shall have specified by prior written notice to the sending party.

            8. WAIVER. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

             9. GOVERNING LAW; PAYMENT OF EXPENSES. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota without giving effect to the conflict of laws principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in Ramsey County in the State of Minnesota. If it is determined that any party has acted in bad faith in bringing or defending its rights hereunder, such party shall reimburse the prevailing party its expenses in bringing or defending such action, including reasonable legal fees.

             10. SEVERABILITY. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted from this Agreement and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect. The Executive acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement be given the construction which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.

            11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings, and arrangements, oral or written, between the parties hereto with respect to the subject matter covered by this Agreement.

            The parties have executed this Agreement on August 17, 1999, effective as of the day and year first above written.


                            TSI INCORPORATED



                            By:     /s/  James E. Doubles
                                 ------------------------
                                         James E. Doubles, Chairman of the Board



                                    /s/  Lowell D. Nystrom
                                 -------------------------
                                         Lowell D. Nystrom

Exhibit
                             STAY IN PLACE AGREEMENT

                                       OF

                               ROBERT F. GALLAGHER

            This Stay in Place Agreement (the "Agreement") between TSI Incorporated, a Minnesota corporation (the "Company"), and Robert F. Gallagher (the "Executive") is effective as of June 16, 1999.

                                   BACKGROUND

            A. The Company believes it is in its best interests and its stockholders' best interests to retain the services of the Executive in the event of a threat or occurrence of a Change in Control (as defined in Section
2.1 below) and to ensure his continued dedication and efforts in such event.

            B. In order to induce the Executive to remain an employee of the Company, particularly in the event of a threat or the occurrence of a Change in Control, the Company desires to enter into this Agreement with the Executive to provide him with certain benefits if a Constructive Discharge, as defined in
Section 2.2 below, or a Termination Without Good Cause, as defined in Section
2.3 below, occurs within two years following a Change in Control of the Company.

                                    AGREEMENT

            In consideration of the foregoing premises and the covenants contained in this Agreement, the parties agree as follows:

            1. TERM OF AGREEMENT. Subject to the conditions set forth in Section 4, this Agreement shall continue until December 31, 2000; provided, however, that if a Change in Control occurs on or before December 31, 2000, this Agreement shall continue in full force and effect for two years thereafter.

            2. DEFINITIONS.

                        2.1 CHANGE IN CONTROL. For the purposes of this
            Agreement, "Change in Control" shall mean any one of the following:

                        (a) a "Change in Control" of the Company of a nature
            that would be required to be reported in response to Item 6(e) of
            Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                        (b) the sale, lease, transfer, conveyance or other
            disposition (pursuant to a sale of assets, a merger or consolidation or similar transaction, in one or a series of related transactions, of all or substantially all of the assets of the Company taken as a whole to any "person" (as defined below)) or a merger, consolidation or similar transaction to which the Company is a party if, following the effective date of such merger, consolidation or similar transaction, the individuals and entities who were stockholders of the Company, as applicable, immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act) of less than 50% of the combined voting power of the surviving corporation following the effective date of such merger or consolidation;

                        (c) any "person" (as such term is used in Sections 13(d)
            and 14(d) of the Exchange Act) that, as of the date hereof, does not own 30% or more of the Company and becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange
            Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the applicable entity;

                        (d) any "person" (as such is used in Sections 13(d) and
            14(d) of the Exchange Act) becomes, through or pursuant to a "tender offer," as that term is used in the Exchange Act and Regulations promulgated by the Securities and Exchange Commission thereunder, the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the applicable entity;

                        (e) a majority of the Board of Directors is not made up
            of individuals who are members of the Board of Directors as of the effective date of this Agreement;

                        (f) the adoption by the Company of a plan providing for
            the liquidation or dissolution of the Company.

                        2.2 CONSTRUCTIVE DISCHARGE. A "Constructive Discharge"
            will be deemed to have occurred if, after a Change in Control: (a) the Company, its successors or assigns, assigns the Executive a position, duties, responsibilities or status that are less desirable to the Executive than the Executive's position, duties, responsibilities and/or status immediately prior to the Change in Control; (b) there is an adverse change in the titles or offices the Executive held immediately prior to the Change in Control; (c) the Company, its successors or assigns, relocates the Executive to a location that is more than 30 miles from the Company's current headquarters in Shoreview, Minnesota; (d) the Company reduces the Executive's base salary, cash or stock performance bonus, or fringe benefits or fails to pay the Executive any material compensation or benefits to which the Executive is entitled within ten days of the date due; or (e) the Company breaches any of its obligations under this Agreement or any other Agreement with the Executive.

                        2.3 TERMINATION WITHOUT GOOD CAUSE. For purposes of this
            Agreement, "Termination Without Good Cause" shall be deemed to exist if after a Change in Control the Executive is terminated by the Company for any reason other than "Good Cause." "Good Cause" shall be deemed to be (a) the conviction of the Executive, by a court of competent jurisdiction, of a felony committed by the executive during the term of this Agreement; (b) the written confession by the Executive of a felony committed during the term of this Agreement; or (c) the conviction of or written confession by the Executive to the embezzlement or misappropriation of funds of the Company, which embezzlement or misappropriation was committed by the Executive during the term of this Agreement.

                        2.4 SUCCESSORS AND ASSIGNS. For purposes of this
            Agreement, "Successors and Assigns" shall mean a corporation or other entity or person acquiring all or substantially all the stock, assets, and/or business of the Company (including this Agreement) whether by agreement, operation of law, or otherwise.

            3. MANDATORY PAYMENTS. If a Constructive Discharge or Termination Without Good Cause occurs within two years following a Change in Control, the Company, its successors or assigns, shall pay the Executive the full amount of the accrued but unpaid salary and fringe benefits he has earned through his last day of employment plus a cash bonus equal to a pro rata portion of 15% of salary, plus a cash payment (calculated on the basis of his rate of salary then in effect) for all unused vacation time which he may have accrued and any unpaid reimbursement expenses he is entitled to receive as of his last day of employment. In addition, if a Constructive Discharge or Termination Without Good Cause occurs within one year of the

Change in Control, the Company shall make a severance payment to the Executive equal to the then current annual salary and fringe benefits plus cash bonus equal to 15% of that annual salary, or if a Constructive Discharge or Termination Without Good Cause occurs more than one year but less than two years following the Change in Control, the Company shall make a severance payment to the Executive equal to one-half the then current annual salary and fringe benefits plus cash bonus equal to 7 1/2% of that annual salary. All of the above amounts (except for unpaid salary and vacation which shall be paid immediately) shall be paid to the Executive within 30 days of his last day of employment. The Company's obligation to make these payments to the Executive is subject to fulfillment of all the conditions described in Section 4.

            4. CONDITIONS PRECEDENT TO PAYMENT OF COMPENSATION. Payments of the compensation under Section 3 is contingent on the Executive satisfying both of the following conditions: (a) the Executive does not voluntarily resign his employment (absent a Constructive Discharge that arises after a Change in Control occurs), and (b) after a Change in Control occurs, the Executive does not have his employment Terminated for Good Cause.

            5. RESTRICTIVE COVENANTS.

                        5.1 NONCOMPETITION. Executive agrees that, as a
            condition of receiving benefits under this Agreement, he/she will not, without prior written consent of the Company which will not be unreasonably withheld, render service directly or indirectly to any competing organization, wherever located, for a period of 9 months following the Date of Constructive Discharge or Termination Without Good Cause, in connection with the design, implementation, development, manufacture, marketing, sale, merchandising, leasing, servicing or promotion of any product, process, system or service of any person, firm, corporation, organization other than Company, in existence or under development, which utilizes a trade secret, competes with, or has a usage allied to, a product, process, system, or service produced, developed, or used by Company. Executive agrees that violation of this covenant not to compete with Company shall be considered a breach of this Agreement.

                        5.2 CONFIDENTIALITY. Executive further agrees and
            acknowledges his/her existing obligations that at all times during and subsequent to his/her employment with Company, he/she will not divulge or appropriate to his/her own use or the uses of others any trade secret or Company confidential information pertaining to the business of Company, or any of its subsidiaries, obtained during his/her employment by Company or any of its subsidiaries.

                        5.3 NONSOLICITATION OF EMPLOYEES. Executive further
            agrees that, during his/her employment with Company and for a period of 9 months following the Date of Constructive Discharge or Termination Without Good Cause, Executive will not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any employee, current or future, of Company to leave Company for any reason whatsoever, or hire any current or future employee of Company without the Company's prior written consent.

                        5.4 COOPERATION. Notwithstanding the foregoing,
            Executive agrees to cooperate, for a period up to four months, to the extent reasonably requested by Company, in an orderly transfer of the responsibilities of Executive to his/her successor. Unless otherwise agreed by Company and Executive, such cooperation shall consist of consulting services only at a rate of six days per month for the first two months and three days per month for the last two months and shall not require full-time employment. Any reasonable expenses incurred by Executive in connection with such services shall be advanced or reimbursed to Executive, as the parties may agree.

                        5.5 ACKNOWLEDGEMENT OF PERFORMANCE. Executive
            acknowledges that irreparable damage would occur to the Company in the event any of the provisions of this Section 5 were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Section 5 and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States of America or any state thereof, in addition to any other remedy to which the Company may be entitled at law or in equity.

            6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Company, its Successors and Assigns, and the Company shall require any Successors and Assigns to expressly assume and agree to perform the Company's obligation under this Agreement. Neither this Agreement nor any right or interest thereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal representative.

            7. NOTICES. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, to the recipient at the address indicated below:

            To the Company:

                                    TSI Incorporated
                                    500 Cardigan Road
                                    P.O. Box 64394
                                    St. Paul, MN 55164-0394
                                    Attention:  Human Resource Department


            To the Executive:

                                    Robert F. Gallagher
                                    4292 Norma Avenue
                                    Arden Hills, MN 55112

or such other address or to the attention of such other persons as the recipient party shall have specified by prior written notice to the sending party.

            8. WAIVER. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

             9. GOVERNING LAW; PAYMENT OF EXPENSES. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota without giving effect to the conflict of laws principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in Ramsey County in the State of Minnesota. If it is determined that any party has acted in bad faith in bringing or defending its rights hereunder, such party shall reimburse the prevailing party its expenses in bringing or defending such action, including reasonable legal fees.

             10. SEVERABILITY. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted from this Agreement and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect. The Executive acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement be given the construction which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.

            11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings, and arrangements, oral or written, between the parties hereto with respect to the subject matter covered by this Agreement.

            The parties have executed this Agreement on August 17, 1999, effective as of the day and year first above written.


                              TSI INCORPORATED



                              By:    /s/ James E. Doubles
                                  -----------------------
                                         James E. Doubles, Chairman of the Board



                                     /s/ Robert F. Gallagher
                                  --------------------------
                                         Robert F. Gallagher